                                                                 EXHIBIT 10.79
                                     [SEAL]



                                STATE OF FLORIDA

                              DEPARTMENT OF STATE




I certify the attached is a true and correct copy of the Articles of Merger, filed on July 2, 1998, for BANKERS HAZARD DETERMINATION SERVICES, INC. which changed its name to GEOTRAC OF AMERICA, INC., the surviving Florida corporation, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number H98000012371. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below.

The document number of this corporation is M86460.

              Given under my hand and the
              Great Seal of the State of Florida,
              at Tallahassee, the Capital, this the
              Eighth day of July, 1998

Authentication Code: 198A00036621-070898-M86460 -1/1




                                   /s/ SANDRA B. MORTHAM
                                   ----------------------------
                                       Sandra B. Mortham
                                       Secretary of State

                                     [SEAL]



                          FLORIDA DEPARTMENT OF STATE
                               Sandra B. Mortham
                              Secretary of State

July 8, 1998

GEOTRAC OF AMERICA, INC.
PO BOX 15707
ST PETERSBURG, FL 33733 US

Re: Document Number M86460

The Articles of Merger were filed July 2, 1998, for BANKERS HAZARD DETERMINATION SERVICES, INC. which changed its name to GEOTRAC OF AMERICA, INC., the surviving Florida corporation.

The certification you requested is enclosed. To be official, the certification for a certified copy must be attached to the original document that was electronically submitted and filed under FAX audit number H98000012371.

Should you have any further questions concerning this matter, please feel free to call (850) 487-6050, the Amendment Filing Section.

Darlene Connell
Corporate Specialist
Division of Corporations                  Letter Number: 198A00036621

Division of Corporations - P.O. Box 6327 - Tallahassee, Florida 32314

                                     [SEAL]



                          FLORIDA DEPARTMENT OF STATE
                               Sandra B. Mortham
                               Secretary of State

ARTICLES OF MERGER
Merger Sheet
---------------------------------------------------------------------------
MERGING:



GEOTRAC, INC., an Ohio corporation not qualified to transact business in the State of Florida



INTO



BANKERS HAZARD DETERMINATION SERVICES, INC. which changed its name to

GEOTRAC OF AMERICA, INC., a Florida corporation, M86460



File date: July 2, 1998

Corporate Specialist: Darlene Connell

                               ARTICLES OF MERGER

     ARTICLES OF MERGER, merging GEOTRAC, INC., an Ohio corporation into BANKERS HAZARD DETERMINATION SERVICES, INC., a Florida corporation.

     1. THESE ARTICLES OF MERGER are filed pursuant to Florida Statute Section
607.1101 et. seq.

     2. Geotrac, Inc., an Ohio corporation and Bankers Hazard Determination Services, Inc., a Florida corporation have duly adopted the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit "A" and by reference made a part hereof:

     3. Geotrac, Inc. shall be merged into Bankers Hazard Determination Services, Inc., and Bankers Hazard Determination Services, Inc. shall be the surviving corporation; provided that Bankers Hazard Determination Services, Inc. shall change it's name to Geotrac of America, Inc. as set forth in Paragraph 4 hereof.

     4. The Articles of Incorporation of Bankers Hazard Determination Services, Inc. are hereby amended, by deleting Article I thereof in it's entirety and substituting the following Article I in lieu thereof:

                                   ARTICLE 1.

                                      NAME

     The name of this corporation is GEOTRAC OF AMERICA, INC.

     5. The effective date of the merger shall be as of the close of business on July 2, 1998.

     6. The Agreement and Plan of Merger was duly adopted by the Board of Directors and the Shareholders of Geotrac, Inc. on May 12, 1998.

     7. The Agreement and Plan of Merger was duly adopted by the Board of Directors and the Shareholders of Bankers Hazard Determination Services, Inc. on May 29, 1998.

This instrument was prepared by and return to:
C. Anthony Sexton, Esq.
Fla. Bar #120936
PO Box 15707
St. Petersburg, FL 33733
(813) 823-4000 ext. 4894

     IN WITNESS WHEREOF, we have hereunto set our hands and seals this 12th day of May, 1998

                             BANKERS HAZARD DETERMINATION
                             SERVICES, INC.



                             BY: /s/ G. KRISTIN DELANO
                                 --------------------------------
                                     G. Kristin Delano, Secretary



                             GEOTRAC, INC.



                             BY: /s/ DANIEL J. WHITE
                                 --------------------------------
                                     Daniel J. White, President

                                                                    EXHIBIT "A"


                                 PLAN OF MERGER


     PLAN OF MERGER between, Bankers Hazard Determination Services, Inc., a Florida corporation and Geotrac, Inc., an Ohio corporation pursuant to Florida Statute Section 607.1101.

     1. The names of the two corporations planning to merge are Bankers Determination Services, Inc. and Geotrac, Inc.

     2. Geotrac, Inc. shall be merged into Bankers Hazard Determination Services, Inc., and Bankers Hazard Determination Services, Inc. shall be the surviving corporation; provided that Bankers Hazard Determination Services, Inc. shall change it's name to Geotrac of America, Inc. as set forth in Paragraph 4 hereof.

     3. The terms and conditions of the proposed merger are as follows:

     There are 1000 shares of the common capital stock without par value of Geotrac, Inc. There being no other stock of Geotrac, Inc. issued and outstanding, upon the merger all of said shares of Geotrac, Inc. stock shall be canceled; and

     4. The Articles of Incorporation of Bankers Hazard Determination Services, Inc. are hereby amended, by deleting Article I thereof in its entirety and substituting the following Article I in lieu thereof:


                                   ARTICLE I.

                                      NAME

     The name of this corporation is GEOTRAC OF AMERICA, INC.

     The undersigned being the secretaries of Bankers Hazard Determination Services, Inc. and Geotrac, Inc. respectively, hereby certify that the within plan of merger is a true, correct and complete copy of said plan as approved by the Directors and Shareholders of Bankers Hazard Determination Services, Inc. and the Directors and Shareholders of Geotrac, Inc. all on the 12th day of May, 1998, to be effective the 2nd day of July, 1998.

                                          BANKERS HAZARD DETERMINATION
                                          SERVICES, INC.



                                          BY: /s/ G. KRISTIN DELANO
                                          ------------------------------------
                                                  G. Kristin Delano, Secretary

                                     Geotrac, Inc.



                                     BY: /s/ DANIEL J. WHITE
                                         --------------------------------------
                                             Daniel J. White, President




STATE OF OHIO
COUNTY OF CUYAHOGA

     The foregoing instrument was acknowledged before me this 12th day of May 1998, by G. Kristin Delano as Secretary of Bankers Hazard Determination Services, Inc., a corporation, on behalf of the corporation. He is personally known to me or who has produced identification, and did not take an oath.


                                   /s/ IRA KAPLAN
                                   -------------------------------------
                                       Ira Kaplan, Notary Public and
                                       attorney-at-law
                                       My Commission has no expiration date




STATE OF OHIO
COUNTY OF CUYAHOGA

     The foregoing instrument was acknowledged before me this 12th day of May 1998, by Daniel J. White, as President of Geotrac, Inc., an Ohio corporation, on behalf of the corporation. He is personally known to me or who has produced identification, and did not take an oath.




                                   /s/ IRA KAPLAN
                                   -------------------------------------
                                       Ira Kaplan, Notary Public and
                                       attorney-at-law
                                       My Commission has no expiration date

STATE OF OHIO
COUNTY OF CUYAHOGA


     The foregoing instrument was acknowledged before me this 12th day of May, 1998, by G. Kristin Delano, as Secretary of Bankers Hazard Determination Services, Inc., a Florida corporation, on behalf of the corporation

PERSONALLY KNOWN X OR PRODUCED IDENTIFICATION
                ---
TYPE OF IDENTIFICATION PROVIDED
                               ---------------------




                                   /s/ IRA KAPLAN
                                   -------------------------------------
                                       Ira Kaplan, Notary Public and
                                       attorney-at-law
                                       My Commission has no expiration date




STATE OF OHIO
COUNTY OF CUYAHOGA


     The foregoing instrument was acknowledged before me this 12th day of May, 1998, by Daniel J. White, as President of Geotrac, Inc., an Ohio corporation, on behalf of the corporation

PERSONALLY KNOWN X OR PRODUCED IDENTIFICATION
                ---
TYPE OF IDENTIFICATION PROVIDED
                               ---------------------




                                   /s/ IRA KAPLAN
                                   -------------------------------------
                                       Ira Kaplan, Notary Public and
                                       attorney-at-law
                                       My Commission has no expiration date






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